22

EXHIBIT  10.7

                              AMENDED AND RESTATED
                   AIRCRAFT SERVICES INTERNATIONAL GROUP, INC.
                              EMPLOYMENT AGREEMENT
                              ---------- ---------


     THIS  AMENDMENT  (this  "Amendment") to the Aircraft Services International
                              ---------
Group, Inc. Employment Agreement by and between Aircraft Services International Group, Inc., a Delaware corporation, (the "Company") and Stephen D. Townes
                                                 -------
("Executive")  is  made  as  of  March  7,  2000.
     ------

     WHEREAS, the Parties desire to amend certain provisions of the Aircraft Services International Group, Inc. Employment Agreement, dated as of April 2, 1998 (the "Employment Agreement").
             ----------  ---------

NOW, THEREFORE, the parties to this Amendment hereby agree that the Employment Agreement is amended and restated to read as follows:

     THIS  EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of
                                      ----------
April 2, 1998, by and among STEPHEN D. TOWNES ("Executive"), and AIRCRAFT SERVICES INTERNATIONAL GROUP, INC., a Delaware corporation (the "Company").

     WHEREAS, the Company desires to employ Executive to render employment services for the Company; and

     WHEREAS, Executive desires and is willing to become employed by the Company under the terms and conditions hereof.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration. the receipt and sufficiency of which is hereby acknowledged. the Company and Executive hereby covenant and agree as follows:

     Employment.  The  Company  hereby  employs  Executive  and Executive hereby
     ----------
accepts  such  employment  upon  the  terms  and  conditions  set  forth herein.

     Term.  The  initial  term  of  this  Agreement shall run from April 1, 1998
     ----
until March 31, 2003 (the "Employment Period") unless further extended or sooner
                           -----------------
     terminated as herein provided. The Employment Period shall be automatically renewed for additional terms of one (1) year each, unless the Company notifies Executive in writing or Executive notifies the Company in writing of its intention not to renew this Agreement no less than ninety (90) days prior to the expiration of the then current term. References to this Agreement's term shall mean the initial term and all successive terms unless the context dearly indicates otherwise.

     Executive's Position and Duties. Executive shall (a) serve as President and
     -------------------------------
     Chief Executive Officer of both the Company and its stockholder. Ranger Aerospace Corporation ("Ranger"), during the Employment Period, (b) render such administrative, sales, marketing and other executive and managerial services to the Company, Ranger and its Subsidiaries as Ranger's board of directors (the "Board") may from time to time direct, and (c) report to and take directions from the Board. Executive shall devote his full working time and attention to the performance of services for the benefit of the Company. Executive shall present to the Board and to Ranger every acquisition or investment opportunity in the aerospace and related industries, whether foreign or domestic, of which Executive becomes aware and desires to pursue. Executive shall not pursue any such opportunity (as investor or otherwise) unless the Board has indicated in writing its intention not to pursue such opportunity.

          Performance  of  Duties.  Executive  will,  at  all times. faithfully,
          ---------------  ------
industriously. and to the best of Executive's ability, experience and talents perform his duties and responsibilities to the Company.

     Compensation.  For all services rendered by Executive under this Agreement,
     ------------
compensation  shall  be  paid  to  Executive  as  follows:

     (a) Executive shall be paid a minimum base salary of $275,000 per year, beginning April 1, 1998 and payable in equal monthly installments or more frequently as the Company shall determine. The base salary may be increased from time to time by the Company and the Executive by entering such adjusted base salary upon Schedule A attached hereto, which, when signed by Executive and the Company, shall become effective as an amendment to this Agreement. At minimum, the base salary shall adjust automatically on each anniversary hereof by the then current Consumer Price Index percentage; the Board may elect at any time hereafter to increase Executive's base salary in its sole discretion.

     (b) In addition to Executive's base salary, the Board may, in its sole discretion, award a bonus to Executive following the end of each fiscal year during the Employment Period based on Executive's performance and the Company's operating results in accordance with the management bonus plan to be adopted by the Board.

     (c) In connection with future private placements of equity securities of the Company, the Company shall offer to Executive the right to purchase shares of such equity securities, at the price and on other terms offered for sale by the Company pro rata (based on the aggregate fully diluted percentage of equity securities of the Company owned by Executive) up to an amount equal to the product determined below in this paragraph (c) and in connection therewith, the Company shall make additional loans to Executive for the purpose of acquiring such equity, except that the Company shall not be obligated, under any circumstances, to loan Executive, in the aggregate, an amount greater than an amount equal to the product of (i) $1,500,000 multiplied by (ii) a fraction, the
                                              ----------
numerator of which is the aggregate number of fully vested shares of Common Stock held by Executive and his Family Group (as defined in the Securityholders Agreement dated as of the date hereof) and the denominator of which is the aggregate number of fully vested shares of Common Stock held by George Schwartz, George W. Watts, and Executive and their Family Groups on such date.

     (d) At any time prior to a Qualified Public Offering (as that term is defined in the SecurityHolders Agreement of even date herewith), in the event the Company offers common equity securities for sale to any of John Hancock Mutual Life Insurance Company, CIBC Wood Gundy Ventures, Inc., Gregory Engles or Randolph Street Partners II or any affiliate of the foregoing (each an "Investor" and collectively, the "Investors"), at a price per share below the price per share paid by the Investors for common equity securities purchased under the Securities Purchase Agreement dated April 1, 1998, Executive shall have the right to purchase for cash at the same price and on the same terms his pro rata share (based on the percentage of the total common equity securities of the Company held by the Executive or his Family Group (as defined in the Securityholders Agreement dated April 1, 1998) of the securities offered by the Company; provided that if the Company offers common equity securities for sale only in connection with its offer of other securities of the Company, Executive must also purchase his pro rata share of such other securities.

     (e) If Executive is required by the Company to permanently relocate his primary residence for purposes of this Agreement and in connection therewith
Executive decides to move his family to such residence, the Company shall compensate Executive by (i) reimbursing Executive for all costs and expenses associated with such relocation, (ii) increasing Executive's annual salary by $75,000 commencing on the date such relocation is complete, and (iii) granting to Executive additional options to purchase the common stock of the Company representing 3/8% of the then outstanding common stock of the Company which options shall be fully vested and immediately exercisable, have an exercise price of $100 per share and otherwise have the same terms and conditions as the Ranger Nonqualified Stock Option Agreement between the Executive and Ranger dated March 7, 2000.

     Severance  Compensation.  Upon termination of Executive's employment by the
     -----------------------
Company prior to the expiration of the Employment Period other than (a) for Cause as defined in Paragraph (17) or (b) Executive's choice to terminate his employment for a reason other than his Constructive Termination as defined below, the Company shall pay to Executive (subject to the terms hereof) severance compensation equal to twenty-four (24) months (x) of Executive's base salary at the rate of base salary in effect immediately preceding the date of termination and (y) of the then current health benefit coverage in effect. The Company shall pay the severance compensation in twenty-four (24) monthly installments commencing thirty (30) business days after the date of termination of Executive's employment with the Company; provided that such severance
                                                  --------  ----
payments shall be made to Executive only if Executive fully complies with the surviving terms of this Agreement, including, without limitation, Paragraphs 14 and 15 hereof. Executive may, at any time and from time to time, designate a beneficiary to receive the severance compensation in the event of his death, or if no beneficiary is designated then the severance compensation shall be paid to
     Executive's estate. A Constructive Termination shall be deemed to have occurred if Executive's employment with the Company terminates, either voluntarily or involuntarily, following any one of the following:

     (a)   The  Company  reduces  Executive's  base  salary;

     (b) The Company assigns to Executive any duties inconsistent with his duties or responsibilities as President and Chief Executive Officer, or changes his reporting responsibilities or title; or

     (c) The Company or any of its affiliates substantially breaches any term of (i) this Agreement, (ii) the Executive Stock Agreement dated March 7, 2000 between Ranger Aerospace Corporation and Executive, (iii) the Nonqualified Stock Option Agreement dated March 7, 2000 between Ranger Aerospace Corporation and

Executive, (iv) the Amended and Restated Executive Stock Agreement dated as of March 7, 2000 between Ranger Aerospace Corporation and Executive, (v) the
Executive Stock Pledge Agreement dated April 2, 1998 between Ranger Aerospace Corporation and Executive, as amended, (vi) the Ranger Aerospace Corporation Securityholders Agreement dated April 1, 1998, as amended or (vi) any amendment or successor to any of the foregoing agreements, which breach is not cured within fifteen (45) days of receipt by the Company of written notice from you of such breach, and which breach has a material adverse effect on the Executive.

     Withholding.  All  payments  of  compensation  paid to Executive under this
     -----------
Agreement shall be reduced by applicable federal, state and local withholding taxes.

     Additional  Benefits.  During  the  Employment  Period,  Executive shall be
     --------------------
entitled to receive Executive benefits at levels and coverage generally provided to senior executives of the Company, including health benefits, life and disability insurance, and participation in the Company's retirement plan(s).

     Working  Facilities.  The  Company  will  furnish Executive with an office,
     -------------------
technical and secretarial assistance and other facilities and services suitable to his position of President and Chief Executive Officer and fully adequate for the performance of his duties.

     Expenses.  As a condition of his employment, Executive is required to incur
     --------
reasonable and necessary expenses for the promotion of the business of the Company, including expenses of entertainment, travel, dues and similar expenses.
     Provided that Executive provides the Company with reasonable written documentation as required under the Company's policies and procedures to support reimbursement, the Company shall reimburse Executive for all travel and other expenses reasonably incurred by Executive in the performance of his duties under this Agreement.

     Vacations  and Holidays. Executive shall be entitled each calendar year (or
     -----------------------
portion thereof) during the Employment Period to a vacation of twenty (20) working days during which time his salary shall be paid in full. Executive shall accrue all of his vacation days for calendar year 1998 on the effective date of this agreement and thereafter on the first day of each calendar year. Executive shall take his vacation at such time or times as shall be reasonably approved by the Company. The Company may grant additional vacation time and time off to Executive in its sole discretion. The length of Executive's vacation may from time to time be adjusted by the Company by entering such change upon Schedule B attached hereto which, when signed by Executive and the Company, shall become effective as an amendment to this Agreement . If Executive fails to use his permitted vacation in any calendar year, the unused time may not be carried over to the succeeding calendar year, nor may Executive elect to receive an equivalent amount of cash, based on his base salary, in lieu of accrued vacation time. In addition to the above, Executive shall be entitled to be off from work on all regular Company holidays including, but not limited to New Year's Day, July 4, Labor Day, Thanksgiving, and Christmas with full compensation.

     Leaves  of  Absence.  Executive will be granted leaves of absence with full
     ----------  -------
payment of salary up to five (5) working days each calendar year (or portion thereof) during the Employment Period for attendance at professional conventions, continuing education seminars and other professional or business activities. Executive shall accrue all of such days for calendar year 1998 on the effective date of this Agreement and thereafter on the first day of each calendar year. All expenses reasonable and necessarily incurred by the Executive for such activities shall be paid for, or reimbursed by, the Company.
     In addition, the Company may grant, in its sole discretion, Executive's requests for leaves of absence with full or partial payment of salary and other expenses for reasons other than those described in this Paragraph.

     Sick Leave. Executive shall be entitled to ten (10) days of sick leave with
     ----------
     payment of his base salary base the Company each calendar year during the Employment Period. Executive shall accrue all of his sick leave days for calendar year 1998 on the effective date of this Agreement and thereafter on the first day of each calendar year.

     Confidentiality.  Executive  understands  and agrees that the nature of the
     ---------------
Company's business, including the Company's customer lists, business plans, budgets, contracts, personnel information, methods and systems used in conducting business, pricing policies, technical bulletins, manuals, profit and loss information, prospects, business opportunities and other related internal business information and trade secrets are all of a confidential nature and are valuable assets of the Company. Executive covenants and agrees, upon termination of the Employment Period for any reason, to immediately return to the Company all such confidential information and documents referred to in the preceding sentence (including any other trade secret information) and will not make copies of such materials. Further, Executive covenants and agrees that he will not at any time furnish, divulge or otherwise disclose such confidential information or material to anyone other than those authorized by the Company to receive such information, and will not otherwise use or disclose such material and information, except as required by law. In the event of any actual or threatened breach by Executive of the provisions of this confidentiality covenant, the Company shall be entitled to a temporary and/or permanent injunction from any court of competent jurisdiction, without posting bond or other security, restraining Executive from violating this confidentiality covenant. Nothing herein stated shall be construed as prohibiting the Company from pursuing any other remedies available to Employer for such breach or threatened breach. including the recovery of damages from Executive.

     Executive's obligation of confidentiality in this Agreement shall not apply to:

     (a) information which at the time of disclosure is in the public domain or becomes generally known within the Company's industry without the breach of any confidentiality obligation owed to the Company by Executive or any other person or entity bound by any confidentiality agreement with the Company or its affiliates; or

     (b)     a  disclosure  by  Executive  to  the  extent  required  by  law.

     Non-Competition  and  Non-Solicitation  Covenant.  During  the  Employment
     ------------------------------------------------
Period and for a period of eighteen (18) months after Executive's employment with the Company terminates for any reason, Executive will not (for himself or on behalf of, or in conjunction with any other person or persons, limited liability company, partnership, proprietorship, corporation or other business entity), directly or indirectly, own, manage, operate, control, be employed by, consult with, participate in, or be connected in any manner with the ownership, management, operation, consulting or control of any business engaged in the Company's Business as defined below, and operating anywhere in North America, Continental Europe and the United Kingdom, the Bahamas and any other country where the Company is operating or has a joint venture on the date of Executive's termination of employment. The Company's Business, for the purpose of this paragraph, is (a) to provide fueling services at airports, (b) to own or operate fuel storage and distribution facilities, (c) to provide ground handling, baggage and supply services at airports, and (d) any other activity in which the Company is engaged at the time of the termination of Executive's employment with the Company. Notwithstanding anything contrary in this Paragraph, this covenant not to compete shall not prohibit Executive from owning less than 2% of any class of stock in any publicly traded corporation, provided that Executive has no rights of affiliation with such corporation other than his rights as a stockholder. In the event of any actual or threatened breach by Executive of the provisions of this non-competition covenant, the Company shall be entitled to a temporary and/or permanent injunction from any court of competent jurisdiction, without posting bond or other security, restraining Executive from owning, managing, operating, controlling, being employed by, participating in or being in any way so connected with any such business. Nothing herein stated shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of monetary damages from Executive. The Company will not unreasonably prohibit Executive from securing new employment after leaving the Company, so long as such employment is not competitive (whether directly or indirectly) with the Company.

     For a period of eighteen (18) months after the Employee's employment terminates with the Company for any reason, the Employee shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company, or in any way interfere with the relationship between the Company and any employee thereof, (ii) hire any person who was an employee of the Company at any time during the 6 months preceding Executive's termination or
(iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company (including, without limitation, making any negative statements or communications about the Company).

     If any one of the restrictions contained herein shall for any reason be held to be excessively broad as to duration or geographical area, it shall be deemed amended by limiting and reducing it so as to be valid and enforceable to the extent compatible with applicable law.

     Termination.  Notwithstanding  anything  herein  contained to the contrary.
     -----------
Executive's employment and this Agreement may be terminated by either Executive or the Company at any time and for any reason.

     (1)     Cause.  For  purposes  of  this  Agreement  "Cause"  shall mean (i)
             -----
Executive's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or any of its subsidiaries, Executive's perpetration or attempted perpetration of fraud, or Executive's participation in a fraud or attempted fraud, on the Company or any of its subsidiaries or Executive's unauthorized appropriation of, or Executive's attempt to misap-propriate, any substantial tangible or intangible assets or property of the Company or any of its subsidiaries, (ii) Executive's conviction of any criminal felony involving the Company or any of its subsidiaries, or (iii) Executive's willful failure to substantially follow any reasonable instructions of the Board and/or other policies of the Company, which failure is not corrected within 15 business days after you receive notice from the Board describing such failure. You shall not be deemed to have been terminated for Cause unless the Company has delivered to you a written notice specifying in reasonable detail the facts and circumstances that are the basis for terminating Executive's employment with the Company for Cause. Should the Company and you be unable to agree on whether or not the Executive's conduct, acts or omissions constitute Cause within thirty (30) business days after Executive's employment with the Company has been terminated, the controversy as to whether Executive's conduct constitutes Cause shall be settled exclusively by arbitration in accordance with the requirements of the labor arbitration rules of the American Arbitration Association then in effect. Arbitration shall commence upon the appointment of arbitrators mutually agreeable to the parties and shall continue, without interruption unless required by the arbitrator(s), with the written decision of the arbitrator(s) to be issued within one-hundred fifty (150) business days after filing a Notice of Arbitration. All expenses and fees incurred in the conduct of the arbitration shall be borne by the parties equally. Each party shall bear its own respective attorneys' and other legal fees and any decision, award or order by arbitration shall be binding upon the parties hereof.

     (2)     Executive's  Representations.  Executive  hereby  represents  and
             ----------------------------
warrants to the Company that (a) the execution, delivery and performance of this Agreement by Executive does not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (b) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (c) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive. enforceable in accordance with its terms. Executive hereby acknowledges and represents that he has consulted with independent legal counsel regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein.

     (3)     Arbitration.  Any  dispute  or  controversy  arising  under  or  in
             -----------
connection with this Agreement shall be settled exclusively by arbitration in accordance with the requirements of the Florida arbitration law then in effect. All arbitrators' expenses and fees incurred in the conduct of the arbitration shall be shared by Executive and the Company. Each party shall bear its own respective attorneys' and other legal fees.

     (4)     Binding  Effect.  Except  as provided in Paragraph (25) below, this
             ---------------
Agreement. together with any amendments hereto, shall be binding upon and inure to the benefit of Executive and the Company, their heirs, personal representatives, legal representatives, executors, administrators, permitted successors and permitted assigns. Executive hereby consents to the Company's assignment of this Agreement to a successor entity.

     (5)     Application  to  Subsidiaries.  The  promises and covenants made by
             -----------------------------
Executive to the Company in this Agreement shall apply with the same force and effect and shall inure to the benefit of any Subsidiary or joint venture of the Company, whether such Subsidiary or joint venture exists as of the date hereof or shall exist at any date for which a promise or covenant made by Executive pursuant to this Agreement shall be in effect. "Subsidiary" shall mean any corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

     Survival.  Notwithstanding  anything to the contrary in this Agreement, the
     --------
only provisions of this Agreement which survive expiration of the Employment Period (and any subsequent renewal thereof) pursuant to Paragraph 2 are

Paragraphs  14,  15,  18,  19,  20,  21,  22,  23, 25, 26, 27, 29 and 31 hereof.

     (6)     Notice.  Any  notice  required  or permitted to be given under this
             ------
Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

     To  the  Company:

     Aircraft  Services  International  Group,  Inc.
8240  NW  52  Terrace,  #200
Miami,  FL  33  166-7766
Telephone:   (305)  597-1600
Facsimile:     (305)  592-7864

     With  copies  to:
     CIBC  Wood  Gundy  Ventures.  Inc.
     425  Lexington  Avenue,  3rd  Floor
New  York,  NY  10017
Telephone:     (212)  885-4400
Facsimile:     (212)  885-4493
Attention:     Jay  Levine

     William  S.  Kirsch,  P.C.
Kirkland  &  Ellis
200  East  Randolph  Drive
Chicago.  IL  60601
Telephone:   (312)  861-2000
Facsimile:     (312)  861-2200

     To  Executive:

     Stephen  D.  Townes
318  Scarborough  Drive
Greer,  SC  29650
Telephone:   (864)  848-2760
Facsimile:     (864)  848-2759


     or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     Situs.  This  Agreement  shall  be controlled, construed and governed under
     -----
the laws of the State of Florida regardless of the fact that one or more parties is now, or may become, residents of another state, and without regard to any conflict of laws.

     Amendment.  This  Agreement may not be amended changed, altered or modified
     ---------
except  by  a  writing  signed  by  Executive  and  the  Company.

     Severability.  If  any  Paragraph, clause or provision of this Agreement is
     ------------
or becomes illegal, invalid or unenforceable because of present or future laws, rules or regulations of any governmental body, or become unenforceable for any reason, the intention of Executive and the Company is that the remaining parts of this Agreement shall not be thereby affected.

     Entire  Agreement.  This  Agreement  sets  forth  all  of  the  promises,
     -----------------
covenants,  agreements, conditions and understandings between the parties hereto
     ----
with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducement or conditions, express or implied, oral or written, with respect thereto, except as contained herein. Moreover, no waiver by any party of any condition or breach or any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such condition or breach, nor shall it be deemed or construed as a waiver of any other condition or as a waiver of the breach of any other term, covenant, representation or warranty set forth in this Agreement.

     Captions.  The  captions  of  the  various  Paragraphs  are  solely for the
     --------
convenience of the parties hereto and shall not control or affect the meaning or
     -
construction  of  this  Agreement.

     Specific  Performance.  If  a  party to this Agreement fails to comply with
     ---------------------
any of the covenants, provisions or conditions contained in this Agreement, then, in addition to any other remedy provided by law or equity, the non-defaulting part shall be entitled to equitable relief including, without limitation, the right to specific performance of the terms and conditions of this Agreement.

     Counterparts.  This  Agreement may be executed in one or more counterparts,
     ------------
each of which shall constitute an original Agreement but all of which together shall constitute one and the same instrument.

     Non-Assignable.  This  Agreement  is  personal  to Executive and he may not
     ---------------
assign  this  Agreement.  Any  attempted  assignment  shall  be  null  and void.


          *   *   *   *   *

     IN WITNESS WHEREOF, by its duly authorized officer, has executed and sealed this Agreement the day and year first above written.


AIRCRAFT  SERVICES  INTERNATIONAL  GROUP,  INC.

     By:_____________________________________________

Its:
_
___________________________________________


     _______________________________________________
Stephen  D.  Townes

                              AMENDED AND RESTATED
                   AIRCRAFT SERVICES INTERNATIONAL GROUP, INC.
                              EMPLOYMENT AGREEMENT
                              ---------- ---------


     THIS  AMENDMENT  (this  "Amendment") to the Aircraft Services International
                              ---------
Group, Inc. Employment Agreement by and between Aircraft Services International Group, Inc., a Delaware corporation, (the "Company") and Stephen D. Townes
                                                 -------
("Executive")  is  made  as  of  March  7,  2000.
     ------

     WHEREAS, the Parties desire to amend certain provisions of the Aircraft Services International Group, Inc. Employment Agreement, dated as of April 2, 1998 (the "Employment Agreement").
             ----------  ---------

     NOW, THEREFORE, the parties to this Amendment hereby agree that the Employment Agreement is amended and restated to read as follows:

     THIS  EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of
                                      ----------
April 2, 1998, by and among STEPHEN D. TOWNES ("Executive"), and AIRCRAFT SERVICES INTERNATIONAL GROUP, INC., a Delaware corporation (the "Company").

     WHEREAS, the Company desires to employ Executive to render employment services for the Company; and

     WHEREAS, Executive desires and is willing to become employed by the Company under the terms and conditions hereof.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration. the receipt and sufficiency of which is hereby acknowledged. the Company and Executive hereby covenant and agree as follows:

     Employment.  The  Company  hereby  employs  Executive  and Executive hereby
     ----------
accepts  such  employment  upon  the  terms  and  conditions  set  forth herein.

     Term.  The  initial  term  of  this  Agreement shall run from April 1, 1998
     ----
until March 31, 2003 (the "Employment Period") unless further extended or sooner
                           -----------------
     terminated as herein provided. The Employment Period shall be automatically renewed for additional terms of one (1) year each, unless the Company notifies Executive in writing or Executive notifies the Company in writing of its intention not to renew this Agreement no less than ninety (90) days prior to the expiration of the then current term. References to this Agreement's term shall mean the initial term and all successive terms unless the context dearly indicates otherwise.

     Executive's Position and Duties. Executive shall (a) serve as President and
     -------------------------------
     Chief Executive Officer of both the Company and its stockholder. Ranger Aerospace Corporation ("Ranger"), during the Employment Period, (b) render such administrative, sales, marketing and other executive and managerial services to the Company, Ranger and its Subsidiaries as Ranger's board of directors (the "Board") may from time to time direct, and (c) report to and take directions from the Board. Executive shall devote his full working time and attention to the performance of services for the benefit of the Company. Executive shall present to the Board and to Ranger every acquisition or investment opportunity in the aerospace and related industries, whether foreign or domestic, of which Executive becomes aware and desires to pursue. Executive shall not pursue any such opportunity (as investor or otherwise) unless the Board has indicated in writing its intention not to pursue such opportunity.

          Performance  of  Duties.  Executive  will,  at  all times. faithfully,
          ---------------  ------
industriously. and to the best of Executive's ability, experience and talents perform his duties and responsibilities to the Company.

     Compensation.  For all services rendered by Executive under this Agreement,
     ------------
compensation  shall  be  paid  to  Executive  as  follows:

     (a) Executive shall be paid a minimum base salary of $275,000 per year, beginning April 1, 1998 and payable in equal monthly installments or more frequently as the Company shall determine. The base salary may be increased from time to time by the Company and the Executive by entering such adjusted base salary upon Schedule A attached hereto, which, when signed by Executive and the Company, shall become effective as an amendment to this Agreement. At minimum, the base salary shall adjust automatically on each anniversary hereof by the then current Consumer Price Index percentage; the Board may elect at any time hereafter to increase Executive's base salary in its sole discretion.

     (b) In addition to Executive's base salary, the Board may, in its sole discretion, award a bonus to Executive following the end of each fiscal year during the Employment Period based on Executive's performance and the Company's operating results in accordance with the management bonus plan to be adopted by the Board.

     (c) In connection with future private placements of equity securities of the Company, the Company shall offer to Executive the right to purchase shares of such equity securities, at the price and on other terms offered for sale by the Company pro rata (based on the aggregate fully diluted percentage of equity securities of the Company owned by Executive) up to an amount equal to the product determined below in this paragraph (c) and in connection therewith, the Company shall make additional loans to Executive for the purpose of acquiring such equity, except that the Company shall not be obligated, under any circumstances, to loan Executive, in the aggregate, an amount greater than an amount equal to the product of (i) $1,500,000 multiplied by (ii) a fraction, the
                                              ----------
numerator of which is the aggregate number of fully vested shares of Common Stock held by Executive and his Family Group (as defined in the Securityholders Agreement dated as of the date hereof) and the denominator of which is the aggregate number of fully vested shares of Common Stock held by George Schwartz, George W. Watts, and Executive and their Family Groups on such date.

     (d) At any time prior to a Qualified Public Offering (as that term is defined in the SecurityHolders Agreement of even date herewith), in the event the Company offers common equity securities for sale to any of John Hancock Mutual Life Insurance Company, CIBC Wood Gundy Ventures, Inc., Gregory Engles or Randolph Street Partners II or any affiliate of the foregoing (each an "Investor" and collectively, the "Investors"), at a price per share below the price per share paid by the Investors for common equity securities purchased under the Securities Purchase Agreement dated April 1, 1998, Executive shall have the right to purchase for cash at the same price and on the same terms his pro rata share (based on the percentage of the total common equity securities of the Company held by the Executive or his Family Group (as defined in the Securityholders Agreement dated April 1, 1998) of the securities offered by the Company; provided that if the Company offers common equity securities for sale only in connection with its offer of other securities of the Company, Executive must also purchase his pro rata share of such other securities.

     (e) If Executive is required by the Company to permanently relocate his primary residence for purposes of this Agreement and in connection therewith
Executive decides to move his family to such residence, the Company shall compensate Executive by (i) reimbursing Executive for all costs and expenses associated with such relocation, (ii) increasing Executive's annual salary by $75,000 commencing on the date such relocation is complete, and (iii) granting to Executive additional options to purchase the common stock of the Company representing 3/8% of the then outstanding common stock of the Company which options shall be fully vested and immediately exercisable, have an exercise price of $100 per share and otherwise have the same terms and conditions as the Ranger Nonqualified Stock Option Agreement between the Executive and Ranger dated March 7, 2000.

     Severance  Compensation.  Upon termination of Executive's employment by the
     -----------------------
Company prior to the expiration of the Employment Period other than (a) for Cause as defined in Paragraph (17) or (b) Executive's choice to terminate his employment for a reason other than his Constructive Termination as defined below, the Company shall pay to Executive (subject to the terms hereof) severance compensation equal to twenty-four (24) months (x) of Executive's base salary at the rate of base salary in effect immediately preceding the date of termination and (y) of the then current health benefit coverage in effect. The Company shall pay the severance compensation in twenty-four (24) monthly installments commencing thirty (30) business days after the date of termination of Executive's employment with the Company; provided that such severance
                                                  --------  ----
payments shall be made to Executive only if Executive fully complies with the surviving terms of this Agreement, including, without limitation, Paragraphs 14 and 15 hereof. Executive may, at any time and from time to time, designate a beneficiary to receive the severance compensation in the event of his death, or if no beneficiary is designated then the severance compensation shall be paid to
     Executive's estate. A Constructive Termination shall be deemed to have occurred if Executive's employment with the Company terminates, either voluntarily or involuntarily, following any one of the following:

     (a)   The  Company  reduces  Executive's  base  salary;

     (b) The Company assigns to Executive any duties inconsistent with his duties or responsibilities as President and Chief Executive Officer, or changes his reporting responsibilities or title; or

     (c) The Company or any of its affiliates substantially breaches any term of (i) this Agreement, (ii) the Executive Stock Agreement dated March 7, 2000 between Ranger Aerospace Corporation and Executive, (iii) the Nonqualified Stock Option Agreement dated March 7, 2000 between Ranger Aerospace Corporation and Executive, (iv) the Amended and Restated Executive Stock Agreement dated as of March 7, 2000 between Ranger Aerospace Corporation and Executive, (v) the
Executive Stock Pledge Agreement dated April 2, 1998 between Ranger Aerospace Corporation and Executive, as amended, (vi) the Ranger Aerospace Corporation Securityholders Agreement dated April 1, 1998, as amended or (vi) any amendment or successor to any of the foregoing agreements, which breach is not cured within fifteen (45) days of receipt by the Company of written notice from you of such breach, and which breach has a material adverse effect on the Executive.

     Withholding.  All  payments  of  compensation  paid to Executive under this
     -----------
Agreement shall be reduced by applicable federal, state and local withholding taxes.

     Additional  Benefits.  During  the  Employment  Period,  Executive shall be
     --------------------
entitled to receive Executive benefits at levels and coverage generally provided to senior executives of the Company, including health benefits, life and disability insurance, and participation in the Company's retirement plan(s).

     Working  Facilities.  The  Company  will  furnish Executive with an office,
     -------------------
technical and secretarial assistance and other facilities and services suitable to his position of President and Chief Executive Officer and fully adequate for the performance of his duties.

     Expenses.  As a condition of his employment, Executive is required to incur
     --------
reasonable and necessary expenses for the promotion of the business of the Company, including expenses of entertainment, travel, dues and similar expenses.
     Provided that Executive provides the Company with reasonable written documentation as required under the Company's policies and procedures to support reimbursement, the Company shall reimburse Executive for all travel and other expenses reasonably incurred by Executive in the performance of his duties under this Agreement.

     Vacations  and Holidays. Executive shall be entitled each calendar year (or
     -----------------------
portion thereof) during the Employment Period to a vacation of twenty (20) working days during which time his salary shall be paid in full. Executive shall accrue all of his vacation days for calendar year 1998 on the effective date of this agreement and thereafter on the first day of each calendar year. Executive shall take his vacation at such time or times as shall be reasonably approved by the Company. The Company may grant additional vacation time and time off to Executive in its sole discretion. The length of Executive's vacation may from time to time be adjusted by the Company by entering such change upon Schedule B attached hereto which, when signed by Executive and the Company, shall become effective as an amendment to this Agreement . If Executive fails to use his permitted vacation in any calendar year, the unused time may not be carried over to the succeeding calendar year, nor may Executive elect to receive an equivalent amount of cash, based on his base salary, in lieu of accrued vacation time. In addition to the above, Executive shall be entitled to be off from work on all regular Company holidays including, but not limited to New Year's Day, July 4, Labor Day, Thanksgiving, and Christmas with full compensation.

     Leaves  of  Absence.  Executive will be granted leaves of absence with full
     ----------  -------
payment of salary up to five (5) working days each calendar year (or portion thereof) during the Employment Period for attendance at professional conventions, continuing education seminars and other professional or business activities. Executive shall accrue all of such days for calendar year 1998 on the effective date of this Agreement and thereafter on the first day of each calendar year. All expenses reasonable and necessarily incurred by the Executive for such activities shall be paid for, or reimbursed by, the Company.
     In addition, the Company may grant, in its sole discretion, Executive's requests for leaves of absence with full or partial payment of salary and other expenses for reasons other than those described in this Paragraph.

     Sick Leave. Executive shall be entitled to ten (10) days of sick leave with
     ----------
     payment of his base salary base the Company each calendar year during the Employment Period. Executive shall accrue all of his sick leave days for calendar year 1998 on the effective date of this Agreement and thereafter on the first day of each calendar year.

     Confidentiality.  Executive  understands  and agrees that the nature of the
     ---------------
Company's business, including the Company's customer lists, business plans, budgets, contracts, personnel information, methods and systems used in conducting business, pricing policies, technical bulletins, manuals, profit and loss information, prospects, business opportunities and other related internal business information and trade secrets are all of a confidential nature and are valuable assets of the Company. Executive covenants and agrees, upon termination of the Employment Period for any reason, to immediately return to the Company all such confidential information and documents referred to in the preceding sentence (including any other trade secret information) and will not make copies of such materials. Further, Executive covenants and agrees that he will not at any time furnish, divulge or otherwise disclose such confidential information or material to anyone other than those authorized by the Company to receive such information, and will not otherwise use or disclose such material and information, except as required by law. In the event of any actual or threatened breach by Executive of the provisions of this confidentiality covenant, the Company shall be entitled to a temporary and/or permanent injunction from any court of competent jurisdiction, without posting bond or other security, restraining Executive from violating this confidentiality covenant. Nothing herein stated shall be construed as prohibiting the Company from pursuing any other remedies available to Employer for such breach or threatened breach. including the recovery of damages from Executive.

     Executive's obligation of confidentiality in this Agreement shall not apply to:

     (a) information which at the time of disclosure is in the public domain or becomes generally known within the Company's industry without the breach of any confidentiality obligation owed to the Company by Executive or any other person or entity bound by any confidentiality agreement with the Company or its affiliates; or

     (b)     a  disclosure  by  Executive  to  the  extent  required  by  law.

     Non-Competition  and  Non-Solicitation  Covenant.  During  the  Employment
     ------------------------------------------------
Period and for a period of eighteen (18) months after Executive's employment with the Company terminates for any reason, Executive will not (for himself or on behalf of, or in conjunction with any other person or persons, limited liability company, partnership, proprietorship, corporation or other business entity), directly or indirectly, own, manage, operate, control, be employed by, consult with, participate in, or be connected in any manner with the ownership, management, operation, consulting or control of any business engaged in the Company's Business as defined below, and operating anywhere in North America, Continental Europe and the United Kingdom, the Bahamas and any other country where the Company is operating or has a joint venture on the date of Executive's termination of employment. The Company's Business, for the purpose of this paragraph, is (a) to provide fueling services at airports, (b) to own or operate fuel storage and distribution facilities, (c) to provide ground handling, baggage and supply services at airports, and (d) any other activity in which the Company is engaged at the time of the termination of Executive's employment with the Company. Notwithstanding anything contrary in this Paragraph, this covenant not to compete shall not prohibit Executive from owning less than 2% of any class of stock in any publicly traded corporation, provided that Executive has no rights of affiliation with such corporation other than his rights as a stockholder. In the event of any actual or threatened breach by Executive of the provisions of this non-competition covenant, the Company shall be entitled to a temporary and/or permanent injunction from any court of competent jurisdiction, without posting bond or other security, restraining Executive from owning, managing, operating, controlling, being employed by, participating in or being in any way so connected with any such business. Nothing herein stated shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of monetary damages from Executive. The Company will not unreasonably prohibit Executive from securing new employment after leaving the Company, so long as such employment is not competitive (whether directly or indirectly) with the Company.

     For a period of eighteen (18) months after the Employee's employment terminates with the Company for any reason, the Employee shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company, or in any way interfere with the relationship between the Company and any employee thereof, (ii) hire any person who was an employee of the Company at any time during the 6 months preceding Executive's termination or
(iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company (including, without limitation, making any negative statements or communications about the Company).

     If any one of the restrictions contained herein shall for any reason be held to be excessively broad as to duration or geographical area, it shall be deemed amended by limiting and reducing it so as to be valid and enforceable to the extent compatible with applicable law.

     Termination.  Notwithstanding  anything  herein  contained to the contrary.
     -----------
Executive's employment and this Agreement may be terminated by either Executive or the Company at any time and for any reason.

     (7)     Cause.  For  purposes  of  this  Agreement  "Cause"  shall mean (i)
             -----
Executive's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or any of its subsidiaries, Executive's perpetration or attempted perpetration of fraud, or Executive's participation in a fraud or attempted fraud, on the Company or any of its subsidiaries or Executive's unauthorized appropriation of, or Executive's attempt to misap-propriate, any substantial tangible or intangible assets or property of the Company or any of its subsidiaries, (ii) Executive's conviction of any criminal felony involving the Company or any of its subsidiaries, or (iii) Executive's willful failure to substantially follow any reasonable instructions of the Board and/or other policies of the Company, which failure is not corrected within 15 business days after you receive notice from the Board describing such failure. You shall not be deemed to have been terminated for Cause unless the Company has delivered to you a written notice specifying in reasonable detail the facts and circumstances that are the basis for terminating Executive's employment with the Company for Cause. Should the Company and you be unable to agree on whether or not the Executive's conduct, acts or omissions constitute Cause within thirty (30) business days after Executive's employment with the Company has been terminated, the controversy as to whether Executive's conduct constitutes Cause shall be settled exclusively by arbitration in accordance with the requirements of the labor arbitration rules of the American Arbitration Association then in effect. Arbitration shall commence upon the appointment of arbitrators mutually agreeable to the parties and shall continue, without interruption unless required by the arbitrator(s), with the written decision of the arbitrator(s) to be issued within one-hundred fifty (150) business days after filing a Notice of Arbitration. All expenses and fees incurred in the conduct of the arbitration shall be borne by the parties equally. Each party shall bear its own respective attorneys' and other legal fees and any decision, award or order by arbitration shall be binding upon the parties hereof.

     (8)     Executive's  Representations.  Executive  hereby  represents  and
             ----------------------------
warrants to the Company that (a) the execution, delivery and performance of this Agreement by Executive does not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (b) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (c) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive. enforceable in accordance with its terms. Executive hereby acknowledges and represents that he has consulted with independent legal counsel regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein.

     (9)     Arbitration.  Any  dispute  or  controversy  arising  under  or  in
             -----------
connection with this Agreement shall be settled exclusively by arbitration in accordance with the requirements of the Florida arbitration law then in effect. All arbitrators' expenses and fees incurred in the conduct of the arbitration shall be shared by Executive and the Company. Each party shall bear its own respective attorneys' and other legal fees.

     (10)     Binding  Effect.  Except as provided in Paragraph (25) below, this
              ---------------
Agreement. together with any amendments hereto, shall be binding upon and inure to the benefit of Executive and the Company, their heirs, personal representatives, legal representatives, executors, administrators, permitted successors and permitted assigns. Executive hereby consents to the Company's assignment of this Agreement to a successor entity.

     (11)     Application  to  Subsidiaries.  The promises and covenants made by
              -----------------------------
Executive to the Company in this Agreement shall apply with the same force and effect and shall inure to the benefit of any Subsidiary or joint venture of the Company, whether such Subsidiary or joint venture exists as of the date hereof or shall exist at any date for which a promise or covenant made by Executive pursuant to this Agreement shall be in effect. "Subsidiary" shall mean any corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

     Survival.  Notwithstanding  anything to the contrary in this Agreement, the
     --------
only provisions of this Agreement which survive expiration of the Employment Period (and any subsequent renewal thereof) pursuant to Paragraph 2 are Paragraphs 14, 15, 18, 19, 20, 21, 22, 23, 25, 26, 27, 29 and 31 hereof.

     (12)     Notice.  Any  notice  required or permitted to be given under this
              ------
Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

     To  the  Company:

     Aircraft  Services  International  Group,  Inc.
8240  NW  52  Terrace,  #200
Miami,  FL  33  166-7766
Telephone:   (305)  597-1600
Facsimile:     (305)  592-7864

     With  copies  to:
     CIBC  Wood  Gundy  Ventures.  Inc.
     425  Lexington  Avenue,  3rd  Floor
New  York,  NY  10017
Telephone:     (212)  885-4400
Facsimile:     (212)  885-4493
Attention:     Jay  Levine

     William  S.  Kirsch,  P.C.
Kirkland  &  Ellis
200  East  Randolph  Drive
Chicago.  IL  60601
Telephone:   (312)  861-2000
Facsimile:     (312)  861-2200

     To  Executive:

     Stephen  D.  Townes
318  Scarborough  Drive
Greer,  SC  29650
Telephone:   (864)  848-2760
Facsimile:     (864)  848-2759


     or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     Situs.  This  Agreement  shall  be controlled, construed and governed under
     -----
the laws of the State of Florida regardless of the fact that one or more parties is now, or may become, residents of another state, and without regard to any conflict of laws.

     Amendment.  This  Agreement may not be amended changed, altered or modified
     ---------
except  by  a  writing  signed  by  Executive  and  the  Company.

     Severability.  If  any  Paragraph, clause or provision of this Agreement is
     ------------
or becomes illegal, invalid or unenforceable because of present or future laws, rules or regulations of any governmental body, or become unenforceable for any reason, the intention of Executive and the Company is that the remaining parts of this Agreement shall not be thereby affected.

     Entire  Agreement.  This  Agreement  sets  forth  all  of  the  promises,
     -----------------
covenants,  agreements, conditions and understandings between the parties hereto
     ----
with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducement or conditions, express or implied, oral or written, with respect thereto, except as contained herein. Moreover, no waiver by any party of any condition or breach or any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such condition or breach, nor shall it be deemed or construed as a waiver of any other condition or as a waiver of the breach of any other term, covenant, representation or warranty set forth in this Agreement.

     Captions.  The  captions  of  the  various  Paragraphs  are  solely for the
     --------
convenience of the parties hereto and shall not control or affect the meaning or
     -
construction  of  this  Agreement.

     Specific  Performance.  If  a  party to this Agreement fails to comply with
     ---------------------
any of the covenants, provisions or conditions contained in this Agreement, then, in addition to any other remedy provided by law or equity, the non-defaulting part shall be entitled to equitable relief including, without limitation, the right to specific performance of the terms and conditions of this Agreement.

     Counterparts.  This  Agreement may be executed in one or more counterparts,
     ------------
each of which shall constitute an original Agreement but all of which together shall constitute one and the same instrument.

     Non-Assignable.  This  Agreement  is  personal  to Executive and he may not
     ---------------
assign  this  Agreement.  Any  attempted  assignment  shall  be  null  and void.


          *   *   *   *   *

     IN WITNESS WHEREOF, by its duly authorized officer, has executed and sealed this Agreement the day and year first above written.


AIRCRAFT  SERVICES  INTERNATIONAL  GROUP,  INC.

     By:_____________________________________________

Its:
_
___________________________________________


     _______________________________________________
Stephen  D.  Townes